Exhibit 10.6

CONTRIBUTION, CONVEYANCE AND ASSUMPTION

AGREEMENT

By and Among

ALON ASSETS INC.

ALON USA PARTNERS GP, LLC

ALON USA PARTNERS, LP

ALON USA ENERGY, INC.

ALON USA REFINING, LLC

ALON USA OPERATING, INC.

ALON USA, LP

and

ALON USA GP, LLC

Dated as of November 26, 2012

CONTRIBUTION, CONVEYANCE AND ASSUMPTION

AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of November 26, 2012 (this “Agreement”), is by and among Alon USA Partners, LP, a Delaware limited partnership (the “Partnership”), Alon USA Partners GP, LLC, a Delaware limited liability company (the “General Partner”), Alon Assets, Inc., a Delaware corporation (“Alon Assets”), Alon USA Energy, Inc., a Delaware corporation (“Alon Energy”), Alon USA Refining, LLC, a Delaware limited liability company, Alon USA Operating, Inc., a Delaware corporation (“Alon Operating”), Alon USA, LP, a Texas limited partnership (“Alon USA, LP”), and Alon USA GP, LLC, a Delaware limited liability company (“Alon USA GP, LLC”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, Alon Assets and the General Partner have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.	Alon Assets formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in exchange for all of the member interests in the General Partner.

2.	Alon Assets and the General Partner formed the Partnership under the terms of the Delaware LP Act and contributed $1,000 and $0, respectively, in exchange for a 100% limited partner interest and a non-economic general partner interest, respectively, in the Partnership.

3.	Alon Energy refinanced its existing term loan facility with a term loan facility that is guaranteed by its subsidiaries named therein, including Alon Assets (the “New Term Loan Facility”).

4.	Alon USA Capital, Inc. (“Alon Capital”) acquired certain intercompany receivables from Alon USA, LP and Alon Assets in exchange for an intercompany obligation of Alon USA Capital, Inc. for an equivalent amount.

5.	Alon Refining, Inc. converted pursuant to the terms of the Delaware General Corporation Law into Alon Refining, LLC, a limited liability company under the terms of the Delaware LLC Act (as converted, “Alon Refining”).

6.	Alon Refining distributed 100% of the member interests in Alon Crude Pipelines, LLC, a Texas limited liability company, to Alon Assets.

7.	Alon Operating formed Alon USA Holdings, LLC (“Alon Holdings”) under the terms of the Texas Limited Liability Company Act.

8.	Alon USA, LP amended its IDB Credit Facility.

9.	Alon Holdings and Alon USA, LP have undergone a multi-survivor merger pursuant to which both entities survived and all of Alon USA, LP’s non-Big Spring Refinery assets were transferred to Alon Holdings, LLC.

10.	Alon USA GP, LLC formed Alon USA GP II, LLC under the terms of the Delaware LLC Act and contributed its general partner interest in Alon USA, LP to Alon USA GP II, LLC.

11.	Alon Operating merged into Alon Assets.

WHEREAS, at the closing of the Partnership’s initial public offering of Common Units, each of the following transactions shall occur in the following order:

1.	Alon USA GP, LLC distributes all of the interests in Alon USA GP II, LLC to Alon Assets.

2.	Alon Assets contributes 100% of the member interests in each of Alon USA Delaware, Alon USA GP II, LLC and Alon Refining to the Partnership in exchange for 51,000,000 Common Units.

3.	The Partnership and all of its subsidiaries assign all of their remaining intercompany receivables to Alon Assets, and Alon Assets assumes liability for all of the remaining intercompany payables of the Partnership and all of its subsidiaries other than the IPO Repayment Obligations.

4.	Alon Energy executes and delivers the Promissory Note as consideration for Alon Assets’ assumption of the MLP Tranche of the New Term Loan Facility.

5.	The Partnership assumes the MLP Tranche of the New Term Loan Facility from Alon Assets.

6.	The Underwriters contribute $171,120,000.00 in cash (which amount is less the amount of $12,880,000.00 payable to the Underwriters after taking into account the underwriting discount of 7.0% (the “Spread”) payable to the Underwriters), in exchange for 11,500,000 Common Units (representing an approximate 81.6% limited partner interest in the Partnership).

7.	The Partnership will repay $171,120,000.00 of its intercompany liabilities, and Alon Energy, on behalf of the Partnership, will pay approximately $2,000,000 of offering expenses.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“Agreement” has the meaning assigned to such term in the preamble.

“Alon Assets” has the meaning assigned to such term in the preamble.

“Alon Capital” has the meaning assigned to such term in the recitals.

“Alon Energy” has the meaning assigned to such term in the preamble.

“Alon Holdings” has the meaning assigned to such term in the recitals.

“Alon USA, LP” has the meaning assigned to such term in the preamble.

“Alon USA GP, LLC” has the meaning assigned to such term in the preamble.

“Alon USA GP II, LLC” has the meaning assigned to such term in the recitals.

“Alon Operating” has the meaning assigned to such term in the preamble.

“Alon Refining” has the meaning assigned to such term in the recitals.

“Big Spring Refinery Assets” means the refinery and related crude oil and refined product logistic assets of the Big Spring Refinery in Big Spring, Texas.

“Common Units” means the common units representing limited partner interests in the Partnership.

“Commission” means the U.S. Securities and Exchange Commission.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“Effective Time” means immediately prior to the closing of the initial public offering pursuant to the Underwriting Agreement.

“General Partner” has the meaning assigned to such term in the preamble.

“IDB Credit Facility” means the Amended Revolving Credit Agreement by and among Alon USA Partners, LP, Alon USA, LP and certain other guarantor companies and Israel Discount Bank of New York, Bank Leumi USA and financial institutions from time to time named therein, as amended.

“IPO Repayment Intercompany Obligations” means (i) a subordinated intercompany note receivable in the principal amount of $12,044,120, with interest accrued and payable thereon in the amount of $14,857,996 payable by Alon Refining to Alon Capital, (ii) a subordinated intercompany note receivable in the principal amount of $33,423,000 with interest accrued and payable thereon in the amount of $ 29,811,384 payable by Alon Refining to Alon USA, Inc., and (iii) a portion equal to $80,983,500.00 of the principal amount on a subordinated intercompany note receivable with the initial principal amount of $112,000,000 payable by Alon USA, LP to Alon Capital.

“MLP Tranche” means the portion of the New Term Loan Facility that will be assumed by the Partnership.

“New Term Loan Facility” has the meaning assigned to such term in the recitals.

“Option Units” means the common units that the Partnership will agree to issue upon an exercise of the Over-Allotment Option.

“Original Partnership Agreement” means the Agreement of Limited Partnership of the Partnership dated as of August 17, 2012.

“Over-Allotment Option” has the meaning assigned to such term in the Partnership Agreement.

“Partnership” has the meaning assigned to such term in the preamble.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 26, 2012.

“Party” or “Parties” has the meaning assigned to such term in the preamble.

“Pricing” means the time at which that certain Underwriting Agreement is entered into.

“Promissory Note” means that certain unsecured promissory note to be dated the Closing Date issued by Alon Energy in favor of Alon Assets in the principal amount of $250,000,000.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-183671), as amended and effective at the Effective Time.

“Securities Act” means the Securities Act of 1933, as amended.

“Spread” has the meaning assigned to such term in the recitals.

“Underwriters” means those underwriters listed in the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement between Alon Energy, Alon Assets, Alon USA GP, LLC, the Partnership, the General Partner and the Underwriters, dated as of November 19, 2012.

ARTICLE II

CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Section 2.1 Alon USA GP’s Distribution of Alon USA GP II. Alon USA GP, as the sole member of Alon USA GP II, hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to Alon Assets, its successors and assigns, for its use forever, all right, title and interest in and to all of the member interests in Alon USA GP II, and Alon Assets accepts such member interests and shall be admitted as the sole member of Alon USA GP II.

Section 2.2 Alon Assets’ Contribution to the Partnership. Alon Assets, as the sole member of each of Alon USA Delaware, Alon USA GP II and Alon Refining, contributes 100% of the member interests in each of Alon USA Delaware, Alon USA GP II and Alon Refining to the Partnership in exchange for 51,000,000 Common Units, and the Partnership accepts such member interests and shall be admitted as the sole member of each of Alon USA Delaware, Alon USA GP II and Alon Refining.

Section 2.3 Elimination of Certain Intercompany Receivables and Payables. The Partnership and all of its subsidiaries hereby assign, transfer, set over and deliver to Alon Assets, its successors and assigns, for its use forever, all right, title and interest to all of their remaining intercompany receivables, and Alon Assets accepts such assignment and assumes all liability for all of the remaining intercompany payables of the Partnership and all of its subsidiaries other than the IPO Repayment Obligations.

Section 2.4 Alon Assets’ Assumption of New Term Loan Facility. The Parties acknowledge that on or before the date hereof, Alon Energy has executed and delivered the Promissory Note as consideration for Alon Assets’ assumption of the MLP Tranche of the New Term Loan Facility.

Section 2.5 Execution of the Partnership Agreement. The Parties acknowledge that the Partnership, the General Partner and Alon Energy have amended and restated the Original Partnership Agreement by executing the Partnership Agreement in substantially the form included in Appendix A to the Registration Statement, with such changes as the Partnership, the General Partner and Alon Energy have agreed.

Section 2.6 Partnership’s Assumption of New Term Loan Facility. The Partnership hereby assumes the MLP Tranche of the New Term Loan Facility from Alon Assets.

Section 2.7 Underwriters’ Cash Contribution. The Parties acknowledge that the Underwriters have made a contribution to the capital of the Partnership in the amount of $171,120,000.00 in cash (which amount is less Spread payable to the Underwriters), in exchange for 11,500,000 Common Units (representing an approximate 81.6% limited partner interest in the Partnership).

Section 2.8 Payment of Intercompany Liabilities. The Parties acknowledge the payment in full by the Partnership (on behalf of its subsidiaries Alon Refining and Alon USA, LP), in connection with the transactions contemplated hereby, of the $171,120,000 of IPO Repayment Intercompany Obligations to Alon Capital and Alon USA, Inc.

Section 2.9 Payment of Transaction Expenses. The Parties acknowledge the payment by Alon Energy, on behalf of the Partnership, in connection with the transactions contemplated hereby, of estimated transaction expenses in the amount of approximately $2,000,000 (excluding the Spread).

ARTICLE III

DEFERRED ISSUANCE AND DISTRIBUTION

[Intentionally omitted to facilitate a simultaneous closing of the initial public offering and the Over-Allotment Option.]

ARTICLE IV

FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V

EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II of this Agreement shall be effective and operative in accordance with Article VI, without further action by any Party hereto.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Order of Completion of Transactions. The transactions provided for in Article II of this Agreement shall be completed immediately following the Effective Time in the order set forth therein.

Section 6.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 6.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.6 Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Delaware. Each Party hereby submits to the jurisdiction of the state and federal courts of, and to venue in, the State of Delaware.

Section 6.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 6.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 6.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

ALON ASSETS INC.

By:	/s/ James Ranspot
Name:	James Ranspot
Title:	Secretary

ALON USA PARTNERS GP, LLC

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Vice President

ALON USA PARTNERS, LP

By:	Alon USA Partners GP, LLC, its
General Partner

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Vice President

ALON USA ENERGY, INC.

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Senior Vice President

Signature Page to Contribution, Conveyance and Assumption Agreement

ALON USA REFINING, LLC

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Vice President

ALON USA OPERATING, INC.

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Vice President

ALON USA, LP

By:	Alon USA GP, LLC, its General Partner

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Vice President

ALON USA GP, LLC

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Vice President

Signature Page to Contribution, Conveyance and Assumption Agreement